                            SCHEDULE 14C INFORMATION
             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 (AMENDMENT NO.)

Check the appropriate box:

[]   Preliminary Information Statement

[]   Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14c-5(d)(2))

[X]  Definitive Information Statement

                             NATIONWIDE MUTUAL FUNDS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box)

[X]  No fee required.

[]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)   Title of each class of securities to which transaction applies:

__________________________________________________________________________

2)   Aggregate number of securities to which transaction applies:

__________________________________________________________________________

3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________________________

4)   Proposed maximum aggregate value of transaction:
__________________________________________________________________________

5)   Total fee paid:
__________________________________________________________________________

[]   Fee paid previously with preliminary materials.

[]   Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid  previously.  Identify the previous filing by  registration  statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:
     __________________________________________________________________________

2)   Form, Schedule or Registration Statement No.:
     __________________________________________________________________________

3)   Filing Party:
     __________________________________________________________________________

4)   Date Filed:
     __________________________________________________________________________

                             NATIONWIDE MUTUAL FUNDS
                           1200 River Road, Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-6331

Nationwide Large Cap Value      Nationwide Small Cap     NorthPointe Small Cap
  Fund                            Leaders Fund             Growth Fund
Nationwide Micro Cap Equity     Nationwide Value         NorthPointe Small Cap
  Fund                            Opportunities Fund       Value Fund
Nationwide Mid Cap Growth
  Fund

December 21, 2007

Dear Shareholders:

     The  enclosed  Information  Statement  details a recent  subadviser  change relating to the series  listed  above  (each,  a "Fund," and  collectively,  the
"Funds") of Nationwide Mutual Funds (the "Trust").

     NorthPointe  Capital,  LLC  ("NorthPointe"),  the current subadviser to the
Funds,  was  previously an affiliate of Nationwide  Fund Advisors  ("NFA"),  the
Funds' investment adviser.  Effective October 1, 2007,  NorthPointe is no longer affiliated  with NFA  ("Unaffiliated  NorthPointe").  As a result,  the Board of
Trustees of the Trust (the "Board") has approved,  with respect to the Funds,  a new investment  subadvisory agreement with Unaffiliated  NorthPointe to serve as subadviser  and manage the Funds,  terminating  and  replacing  the  subadvisory agreement with previously affiliated NorthPointe ("Affiliated NorthPointe"). The
Trust has  received an  exemptive  order from the U.S.  Securities  and Exchange
Commission that allows certain subadviser changes to be made without shareholder approval  (the  "Manager of  Managers  Order").  The  Manager of Managers  Order
instead requires that this Information Statement be sent to you.

     Upon the  recommendation  of NFA,  the  Board  has  appointed  Unaffiliated
NorthPointe as the subadviser of the Funds for which Affiliated  NorthPointe had been subadviser. This recommendation was based on several factors, including:

o    Nationwide  Emerging Managers,  LLC, the  majority-owned  parent company of
     NorthPointe  and an affiliate of NFA, and  NorthPointe  Holdings,  LLC, the minority-owned  parent  company of  NorthPointe,  completed  a  transaction pursuant to which  Nationwide  Emerging  Managers,  LLC sold to NorthPointe
     Holdings,  LLC all of its ownership  interest in  NorthPointe  resulting in
     NorthPointe's status changing from affiliated to unaffiliated and causing a change of control which automatically  terminated the subadvisory agreement between Affiliated NorthPointe and the Funds;

o    the same  investment  strategies  that have been  employed for the Funds by
     Affiliated  NorthPointe continue to be employed by Unaffiliated  NorthPoint
     and

o    the same  portfolio  managers  that have  managed  the  assets of the Funds continue to manage the assets under Unaffiliated NorthPointe.

Please read the enclosed Information Statement for additional information.

We   look forward to continuing to serve you and the Funds in the future.

                                              Sincerely,

                                              Eric E. Miller
                                              Secretary, Nationwide Mutual Funds

                             NATIONWIDE MUTUAL FUNDS
                           1200 River Road, Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-6331

Nationwide Large Cap Value      Nationwide Small Cap       NorthPointe Small Cap
  Fund                            Leaders Fund               Growth Fund
Nationwide Micro Cap Equity     Nationwide Value           NorthPointe Small Cap
  Fund                            Opportunities Fund         Value Fund
Nationwide Mid Cap Growth
  Fund

                              INFORMATION STATEMENT

     The Board of  Trustees  (the  "Board")  of  Nationwide  Mutual  Funds  (the
"Trust") is furnishing this Information  Statement with respect to the series of the Trust listed above (each, a "Fund," and together,  the "Funds"). All persons who are entitled to give voting  instructions as a shareholder of the Funds will receive this Information  Statement.  This Information Statement will be sent to shareholders  on or about December 28, 2007. The Trust has received an exemptive order (the "Manager of Managers  Order") from the U.S.  Securities  and Exchange
Commission  (the "SEC"),  which permits  Nationwide Fund Advisors  ("NFA"),  the
Funds' investment  adviser,  to hire new subadvisers which are unaffiliated with
NFA and to make changes to existing subadvisory  agreements with the approval of the Board, but without obtaining  shareholder  approval,  provided,  among other things,  that each  Fund  sends to its  shareholders  an  information  statement describing any new subadviser within 90 days of hiring such subadviser.

          WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND
         WE REQUEST THAT YOU NOT SEND US A PROXY OR VOTING INSTRUCTIONS.

INTRODUCTION

     The Trust, on behalf of the Funds, has entered into an Investment  Advisory
Agreement  with NFA.  Pursuant to the  Investment  Advisory  Agreement,  NFA may
select one or more  subadvisers  for the Funds and  supervises  the Funds' daily business  affairs,  subject to the supervision  and direction of the Board.  NFA selects  subadviser(s)  it believes  will  provide  the Funds with high  quality investment management services consistent with the Funds' investment objectives.
NFA is responsible for the overall monitoring of the Funds' subadviser(s).

     NorthPointe  Capital,  LLC  ("NorthPointe"),  the current subadviser to the
Funds,  was  previously  an  affiliate  of  NFA.   Effective  October  1,  2007,
NorthPointe is no longer affiliated with NFA ("Unaffiliated NorthPointe").  As a result,  the Board has approved,  with respect to the Funds,  a new  subadvisory agreement  with  Unaffiliated  NorthPointe to serve as subadviser and manage the
Funds,  terminating and replacing the subadvisory  agreement with the previously affiliated NorthPointe ("Affiliated NorthPointe"). The Manager of Managers Order
allows certain subadviser changes to be made without shareholder  approval.  The
Manager of Managers Order instead  requires that this  Information  Statement be sent to you.

     Unaffiliated NorthPointe is located at 101 West Big Beaver Road, Suite 745,
Troy,  Michigan  48084.  Unaffiliated  NorthPointe  began  serving as the Funds'
subadviser on October 1, 2007,  following  action taken by the Board on June 13,
2007 to approve  Unaffiliated  NorthPointe as the subadviser with respect to the
Funds.  The  decision  by the  Board  to  replace  Affiliated  NorthPointe  with
Unaffiliated NorthPointe as subadviser,  as well as other important information, is described in more detail below.

RECOMMENDATION TO APPROVE SUBADVISER

     As part of NFA's duties to select and supervise  the Funds'  subadviser(s),
NFA is responsible for communicating performance expectations to, and evaluating the  performance  of a  subadviser  and  recommending  to the Board  whether new subadvisers  should be hired or whether a  subadviser's  contract with the Trust should be renewed,  modified or terminated.  NFA  periodically  provides written reports to the Board  describing  the results of its  evaluation  and monitoring functions.

     Nationwide Emerging Managers,  LLC ("Nationwide  Emerging  Managers"),  the
majority-owned  parent  company of  NorthPointe  and an  affiliate  of NFA,  and
NorthPointe Holdings,  LLC ("NorthPointe  Holdings"),  the minority-owned parent company of NorthPointe,  completed a transaction (the "Transaction") pursuant to which  Nationwide  Emerging  Managers  sold to  NorthPointe  Holdings all of its ownership interest in Affiliated NorthPointe. Upon completion of the Transaction on October 1, 2007,  an  "assignment"  of Affiliated  NorthPointe's  subadvisory agreement  with  the  Trust  occurred,  causing  the  subadvisory  agreement  to terminate  automatically.  At a  meeting  of the  Board  on June  13,  2007,  in anticipation  of  settlement  of  the  Transaction,  the  Board  approved  a new subadvisory  agreement  with  Unaffiliated  NorthPointe,  which  took  effect on
October 1, 2007.

     NFA recommended that the subadvisory agreement with Affiliated  NorthPointe be replaced  with an  agreement  with  Unaffiliated  NorthPointe  for the Funds.
Unaffiliated NorthPointe was recommended for a number of reasons,  including the
portfolio  managers'  previous   investment   experience  with  the  Funds,  the
investment  process and risk  management  process,  and the  performance  of the experienced team of portfolio managers that would manage the Funds' assets.

     No material  changes have taken place or are anticipated in the composition of the portfolios of the Funds or in the investment practices or techniques used by NorthPointe as a result of the Transaction.  The portfolio  managers for each of the Funds are  identical  both  prior to and after the  Transaction.  The new subadvisory agreement with Unaffiliated NorthPointe is identical in all material
respects  to  the  Trust's  previous   subadvisory   agreement  with  Affiliated
NorthPointe.

     Based on the  foregoing  considerations,  NFA  decided  to  recommend  that
Unaffiliated NorthPointe serve as subadviser to the Funds.

BOARD CONSIDERATIONS

     At an in-person  Board meeting held on June 13, 2007, the Board,  including the Trustees who are not  considered  "interested  persons" under the Investment
Company Act of 1940 (the "1940 Act")  ("Independent  Trustees"),  discussed  and unanimously  approved the  subadvisory  agreement,  on behalf of the Funds.  The
Trustees had been  provided  with detailed  materials  relating to  Unaffiliated
NorthPointe  in advance of the meeting and met with  management of  Unaffiliated
NorthPointe at the meeting.  The Independent  Trustees met in executive  session with their independent legal counsel prior to the meeting to discuss information relating  to the  change and the  possible  effect on the  Funds.  The  material factors and  conclusions  that formed the basis for the approval  are  discussed below.

     The Nature,  Extent,  and Quality of the Services  Provided by Unaffiliated
NorthPointe,  as Subadviser. The Board considered that the selling of Nationwide
Emerging Managers'  ownership  interest in NorthPointe to NorthPointe  Holdings,
LLC  represented a recent,  larger  restructuring  of  Nationwide  Corporation's
("NWC"), the parent company of Nationwide Emerging Managers, investment advisory business.  In light of this restructuring and selling of Affiliated  NorthPointe and certain other NWC subsidiaries, it was important to the Board that the Trust retains,  if in the best  interests  of the Funds and  their  shareholders,  the investment  management  expertise  of the  Funds'  current  portfolio  managers, traders,  analysts, and other investment personnel. The Board also believed that any change in  subadviser  should not result in a change in the fees paid by the
Funds.  The Board noted that the same  subadvisory  agreement with  Unaffiliated
NorthPointe  would  be  entered  into  that was  previously  entered  into  with
Affiliated  NorthPointe,  that there would be no change in portfolio management, and that the fees were not expected to change. As a result, the Board determined that there should be no change in the nature, extent, or quality of services the
Funds or their shareholders receive from Affiliated NorthPointe.

     The Board then considered whether to approve the subadvisory agreement with
Unaffiliated  NorthPointe.   Specifically,  the  Board  considered  Unaffiliated
NorthPointe's stated intention to continue to employ the same portfolio managers who currently provide portfolio management services to the Funds. The Board also
considered   Unaffiliated   NorthPointe's   representation   that   Unaffiliated
NorthPointe, as the Funds' subadviser, will continue to provide the same nature, extent, and quality of services that Affiliated NorthPointe previously provided.
The  Board  also  noted  that NFA  proposed  to pay  Unaffiliated  NorthPointe's subadvisory  fees  out of the  advisory  fee  that  NFA  receives  and  that the subadvisory fees were expected to be identical.  As a result,  there would be no change in the advisory fees paid by the Funds.

     Based on this information, the Board concluded that the nature, extent, and quality of the subadvisory  services to be provided by Unaffiliated  NorthPointe were  appropriate  for the Funds in light of their  investment  objectives,  and thus, unanimously agreed to approve the subadvisory agreement.

     The  Investment  Performance of the Funds.  The Board  evaluated the Funds'
investment  performance and considered the performance of the current  portfolio managers  who are  expected  to  continue  to manage the Funds as  employees  of
Unaffiliated NorthPointe. The Board also reviewed the comparative performance of the Funds based on data  provided by Lipper.  The  Trustees  concluded  that the historical  investment  performance  record of the  portfolio  managers  who are expected to continue to manage the Funds,  in  combination  with  various  other factors, supported a decision to approve the subadvisory agreement.

     Fee Levels.  The Board  considered  the Funds'  overall fee level and noted
that the  subadvisory  fees were not  expected  to change  and that the  overall expenses of the Funds would remain the same under the subadvisory agreement,  as
Unaffiliated  NorthPointe's  fees  are  paid  out of the  advisory  fee that NFA receives from the Funds. The Trustees considered the expense limitation in place for the Funds whereby NFA has  contractually  agreed to waive  advisory fees NFA receives from the Funds and/or pay Fund expenses.

     Economies  of Scale.  The Board  noted that  certain of the Funds'  current advisory and subadvisory fee schedules include  breakpoints that are intended to result in fee reductions over time as assets increase.

     Profitability;  Fall-Out  Benefits.  The  Board  considered  the  factor of profitability  to  Unaffiliated  NorthPointe  as a  result  of  the  subadvisory relationship  with the Funds.  In addition,  the Board  considered the factor of whether or not any "fall-out" or ancillary benefits would accrue to Unaffiliated
NorthPointe as a result of its relationship with the Funds.  However,  since the subadvisory  relationship  with  Unaffiliated  NorthPointe  is  new,  the  Board determined  that it was not possible to accurately  assess either factor at this time.

     Conclusion.  The Board,  including all of the Independent Trustees,  having considered each of the foregoing factors, concluded that each factor supported a determination to approve the subadvisory  agreement.  No single factor alone was determinative  in the decision of the Board,  rather the totality of the factors taken together  informed the Board's  decisions.  However,  the Board noted that
Unaffiliated NorthPointe is comprised of the same personnel who currently manage the Funds and that the approval of the new  subadvisory  agreement was needed in order to retain  the  investment  management  expertise  of the  Funds'  current portfolio management teams. The Board of Trustees concluded that the approval of the subadvisory agreement was in the best interests of the Funds, as applicable, and their  respective  shareholders  and  unanimously  approved the  subadvisory agreement.

THE SUBADVISORY AGREEMENT

     The subadvisory agreement with Unaffiliated  NorthPointe,  dated October 1,
2007  (the  "Agreement"),  was  approved  by the  Board  on June  13,  2007.  In accordance  with the  Manager  of  Managers  Order,  the  Agreement  will not be submitted to the Funds'  shareholders  for their  approval.  The  following is a brief summary of the material terms of the Agreement.

     Term.  The  Agreement  has an initial  term that expires on May 1, 2009 and continues for successive one-year terms thereafter as long as its continuance is approved by the Board.  The Agreement can be terminated on not more than 60 days written  notice  by NFA,  the  Trust,  on behalf of a Fund,  a  majority  of the outstanding  voting  securities  of a Fund,  or  Unaffiliated  NorthPointe.  The
Agreement terminates automatically if assigned by any party.

     Fees.  Under the Agreement,  the annual fee payable by NFA to  Unaffiliated
NorthPointe  (as a percentage  of each Fund's  average  daily net assets) is set forth in the table attached as Exhibit A.

     Duties.  Under the  Agreement,  NFA is  responsible  for assigning all or a portion of each Fund's assets to Unaffiliated NorthPointe and for overseeing and reviewing  the  performance  of  Unaffiliated  NorthPointe.  Under  the  current arrangement,  Unaffiliated  NorthPointe will manage each Fund's assets under the supervision of NFA. Unaffiliated  NorthPointe is required to manage each Fund in accordance  with each  Fund's  stated  investment  objective  and  restrictions, subject to the supervision of NFA and the Board.

     Brokerage.  Under the Agreement,  Unaffiliated NorthPointe is authorized to purchase and sell  securities on behalf of each Fund through  brokers or dealers
Unaffiliated NorthPointe selects and to negotiate commissions to be paid on such
transactions.   In  doing  so,  Unaffiliated  NorthPointe  is  required  to  use reasonable  efforts to obtain the most favorable  price and execution  available but is permitted,  subject to certain limitations,  to pay brokerage commissions that are  higher  than what  another  broker  might  have  charged in return for brokerage and research services.

     Indemnification.  Under the  Agreement,  Unaffiliated  NorthPointe  and its
affiliates and controlling  persons cannot be held liable to NFA, the Trust, the
Funds or the Funds'  shareholders  in the  absence of willful  misfeasance,  bad faith,  gross negligence,  reckless disregard of its duties under the Agreement, or  violation of  applicable  law. The  Agreement  provides  that nothing in the
Agreement,   however,   relieves  Unaffiliated   NorthPointe  from  any  of  its
obligations under federal and state securities laws and other applicable law.

     Unaffiliated  NorthPointe is required,  under the  Agreement,  to indemnify
NFA,  the  Trust,  the Funds and their  respective  affiliates  and  controlling persons  for  any  liability  or  expenses  sustained  by them  as a  result  of
Unaffiliated  NorthPointe's  willful  misfeasance,  bad faith, gross negligence, reckless  disregard of its duties or violation of applicable  law. The Agreement contains provisions pursuant to which NFA is required to indemnify  Unaffiliated
NorthPointe for any liability and expenses which may be sustained as a result of
NFA's willful  misfeasance,  bad faith, gross negligence,  reckless disregard of its duties or violation  of  applicable  law.  The Trust is required,  under the
Agreement,  to  indemnify  Unaffiliated  NorthPointe,  its  affiliates  and  its controlling  persons,  for any  liability  and  expenses  sustained by them as a result of the Trust's willful malfeasance, bad faith, gross negligence, reckless disregard of its duties or violation of applicable law.

     Regulatory  Pronouncements.  The Agreement also includes provisions arising
from  regulatory   changes.   These   provisions   include  a  requirement  that
Unaffiliated  NorthPointe establish and maintain written proxy voting procedures in compliance with current, applicable laws and regulations,  including, but not limited  to,  Rule  30b1-4  under the 1940 Act.  Also,  the  provisions  include language  required by Rule 17a-10 under the 1940 Act that  permits  Unaffiliated
NorthPointe  to execute  securities  transactions  under  limited  circumstances through  broker-dealers  deemed to be  affiliated  with the  Funds,  subject  to certain prohibitions on consultations between Unaffiliated NorthPointe and other subadvisers to funds affiliated with the Funds.

     Further Information.  The foregoing  description of the Agreement is only a summary  and is  qualified  in its  entirety  by  reference  to the  text of the
Agreement.  A copy of the Agreement is on file with the SEC and is available (i)
in person at the SEC's Public Reference Room at 100 F Street, N.E.,  Washington,
D.C.  20549-2000 (upon payment of any applicable fees); (ii) by mail at the SEC,
Public Reference Section, 100 F Street, N.E., Washington,  D.C. 20549-2000 (upon
payment   of  any   applicable   fees)  or  (iii)  at  the   SEC's   website   -
http://www.sec.gov - through the EDGAR system.

OTHER INFORMATION ABOUT UNAFFILIATED NORTHPOINTE

     Unaffiliated NorthPointe is located at 101 West Big Beaver Road, Suite 745,
Troy,  Michigan  48084.  The  following  table sets forth the name and principal occupation of each principal executive officer and each director of Unaffiliated
NorthPointe.  The  address of each  person  listed  below is 101 West Big Beaver
Road, Suite 745, Troy, Michigan 48084.

  ------------------------------------- ----------------------------------------
  Name                                  Title
  ------------------------------------- ----------------------------------------
  ------------------------------------- ----------------------------------------
  Michael Patrick Hayden                Chief Executive Officer/ President
  ------------------------------------- ----------------------------------------
  ------------------------------------- ----------------------------------------
  Karen Brenner Wasil                   Chief Compliance Officer
  ------------------------------------- ----------------------------------------
  ------------------------------------- ----------------------------------------
  Mary Elizabeth Barnds Grabel          Treasurer and Director of Operations
  ------------------------------------- ----------------------------------------

     Unaffiliated   NorthPointe  does  not  act  as  an  investment  adviser  or investment  subadviser  for any  other  series  of the  Trust  having a  similar investment objective as the Funds.

MORE ABOUT FEES AND EXPENSES

     Each Fund pays NFA an investment  advisory fee at an effective  annual rate
(as a  percentage  of the Fund's  average  daily net assets) as set forth in the table attached as Exhibit B.

     During the fiscal year ended  October 31, 2007,  the Funds paid the amounts to NFA as set forth in the table attached as Exhibit C.

ADDITIONAL INFORMATION

     As of October 1, 2007,  each Fund had issued and  outstanding the shares in the amounts as set forth in the table attached as Exhibit D.

     As of October 1, 2007, to the Trust's knowledge,  no person,  except as set forth in the table at Exhibit E, had or shared voting or  investment  power over more than 5% of the outstanding shares of any class of a Fund.

     As of October 1, 2007, the Executive  Officers and Trustees of the Trust as
a group owned less than 1% of the outstanding shares of any class of each Fund.

     Although  shareholders  are not  being  asked  to vote on the  approval  of
Unaffiliated  NorthPointe  as subadviser to the Funds,  the Trust is required by the rules of the SEC to summarize the voting rights of shareholders.  Whenever a matter affecting the Funds requires shareholder  approval, a shareholder meeting generally will be held and a proxy statement and proxy/voting  instruction forms will be sent to the Funds' shareholders.  Each share of the Funds is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote.  Shareholders will also be permitted to revoke previously submitted voting instructions  in accordance with  instructions  contained in the proxy statement sent to the Funds' shareholders.

     The foregoing  description of shareholder voting rights with respect to the
Funds is only a brief summary of these rights.  Whenever shareholder approval of a  matter  affecting  the  Funds  is  required,  the  proxy  statement  sent  to shareholders  will fully  describe  the voting  rights of  shareholders  and the voting procedures that will be followed at the shareholder meeting.

     Currently,  Nationwide Fund Distributors LLC ("NFD"),  an affiliate of NFA,
acts  as  the  Trust's  principal  underwriter.   Under  the  terms  of  a  Fund
Administration  and Transfer  Agency  Agreement,  Nationwide Fund Management LLC
("NFM"), an indirect  wholly-owned  subsidiary of Nationwide Financial Services,
Inc. ("Nationwide  Financial"),  provides various  administrative and accounting services,  including  daily  valuation  of the  Funds'  shares,  preparation  of financial  statements,  tax returns, and regulatory reports, and presentation of quarterly  reports to the Board of Trustees.  NFM also serves as transfer  agent and  dividend  disbursing  agent for each of the  Funds.  Prior to May 1,  2007,
Nationwide SA Capital Trust (then known as "Gartmore SA Capital  Trust")  served as administrator  to the Funds,  although NFM (which was then known as "Gartmore
Investors  Services,  Inc.") served as transfer agent. The address for NFA, NFD, and NFM is 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

     NFA is a wholly owned subsidiary of Nationwide Financial, a holding company which is a direct majority-owned  subsidiary of Nationwide  Corporation.  All of the  common  stock  of  Nationwide  Corporation  is  held by  Nationwide  Mutual
Insurance  Company (95.2%) and Nationwide  Mutual Fire Insurance Company (4.8%),
each of which is a mutual company owned by its policy  holders.  The address for
each  of  Nationwide  Financial,   Nationwide  Corporation,   Nationwide  Mutual
Insurance Company and Nationwide Mutual Fire Insurance Company is One Nationwide
Plaza, Columbus, Ohio 43215.

     No Officer or Trustee of the Trust is an officer,  employee, or director of
Unaffiliated  NorthPointe,  nor do any such Officers or Trustees own  securities issued by Unaffiliated NorthPointe or have any other material direct or indirect interest in Unaffiliated NorthPointe.

     The Trust will furnish,  without charge,  a copy of the Trust's most recent
Annual Report to shareholders and Semiannual  Report to shareholders  succeeding the Annual  Report,  if any,  upon  request.  This request may be made either by writing  to the  Trust  at the  address  contained  on the  first  page  of this
Information Statement or by calling toll-free (800) 848-6331.  The Annual Report and the Semiannual Report will be mailed to you by first-class mail within three business days of receipt of your request.

                                          By Order of the Board of Trustees of
                                          Nationwide Mutual Funds,

                                          Eric E. Miller, Secretary

December 21, 2007

                                    EXHIBIT A

                                SUBADVISORY FEES

     The annual fee payable by NFA to Unaffiliated  NorthPointe (as a percentage of each Fund's average daily net assets) is set forth in the following table.

-------------------------------------- -----------------------------------------------------
Fund Name                              Subadvisory Fees
-------------------------------------- -----------------------------------------------------
-------------------------------------- -----------------------------------------------------
Nationwide Large Cap Value Fund        0.40% on Subadviser Assets up to $100 million;
                                       0.35% on Subadviser Assets of $100 million or more
-------------------------------------- -----------------------------------------------------
-------------------------------------- -----------------------------------------------------
Nationwide Micro Cap Equity Fund       0.90% of average daily net Subadviser Assets
-------------------------------------- -----------------------------------------------------
-------------------------------------- -----------------------------------------------------
Nationwide Mid Cap Growth Fund         0.40% on Subadviser Assets up to $250 million;
                                       0.35% on Subadviser Assets of $250 million or more
-------------------------------------- -----------------------------------------------------
-------------------------------------- -----------------------------------------------------
Nationwide Small Cap Leaders Fund      0.55% of average daily net Subadviser Assets
-------------------------------------- -----------------------------------------------------
-------------------------------------- -----------------------------------------------------
Nationwide Value Opportunities Fund    0.40% on Subadviser Assets up to $250 million;
                                       0.35% on Subadviser Assets of $250 million or more
-------------------------------------- -----------------------------------------------------
-------------------------------------- -----------------------------------------------------
NorthPointe Small Cap Growth Fund      0.55% of average daily net Subadviser Assets
-------------------------------------- -----------------------------------------------------
-------------------------------------- -----------------------------------------------------
NorthPointe Small Cap Value Fund       0.45% of average daily net Subadviser Assets
-------------------------------------- -----------------------------------------------------

                                    EXHIBIT B

                            INVESTMENT ADVISORY FEES

     Each Fund pays NFA an investment  advisory fee at an effective  annual rate
(as a  percentage  of the Fund's  average  daily net assets) as set forth in the following table.

--------------------------------------- ---------------------------------------------------------
Fund Name                               Advisory Fees
--------------------------------------- ---------------------------------------------------------
--------------------------------------- ---------------------------------------------------------
Nationwide Large Cap Value Fund         0.75% on assets up to $100 million;
                                        0.70% for assets of $100 million and more
--------------------------------------- ---------------------------------------------------------
--------------------------------------- ---------------------------------------------------------
Nationwide Micro Cap Equity Fund        1.25% of average daily net assets
--------------------------------------- ---------------------------------------------------------
--------------------------------------- ---------------------------------------------------------
Nationwide Mid Cap Growth Fund          0.75% on assets up to $250 million;
                                        0.725% on assets of $250 million and more but less than
                                        $1 billion;
                                        0.70% on assets of $1 billion and more but less than $2
                                        billion;
                                        0.675% on assets of $2 billion and more but less than
                                        $5 billion;
                                        0.65% on assets of $5 billion and more
--------------------------------------- ---------------------------------------------------------
--------------------------------------- ---------------------------------------------------------
Nationwide Small Cap Leaders Fund       0.95% of average daily net assets
--------------------------------------- ---------------------------------------------------------
--------------------------------------- ---------------------------------------------------------
Nationwide Value Opportunities Fund     0.70% on assets up to $250 million;
                                        0.675% on assets of $250 million and more but less than
                                        $1 billion;
                                        0.65% on assets of $1 billion and more but less than $2
                                        billion;
                                        0.625% on assets of $2 billion and more but less than
                                        $5 billion;
                                        0.60% on assets of $5 billion and more
--------------------------------------- ---------------------------------------------------------
--------------------------------------- ---------------------------------------------------------
NorthPointe Small Cap Growth Fund       0.95% of average daily net assets
--------------------------------------- ---------------------------------------------------------
--------------------------------------- ---------------------------------------------------------
NorthPointe Small Cap Value Fund        0.85% of average daily net assets
--------------------------------------- ---------------------------------------------------------

                                    EXHIBIT C

                      INVESTMENT ADVISORY FEES PAID TO NFA

     The chart below sets forth the  investment  advisory fees paid by each Fund to NFA for the fiscal year ended October 31, 2007.  The amount  indicated is net of waivers.

--------------------------------------- --------------------------
                           Fund          Advisory Fees ($)
--------------------------------------- --------------------------
--------------------------------------- --------------------------
Nationwide Large Cap Value Fund              289,453.28
--------------------------------------- --------------------------
--------------------------------------- --------------------------
Nationwide Micro Cap Equity Fund            1,147,575.78
--------------------------------------- --------------------------
--------------------------------------- --------------------------
Nationwide Mid Cap Growth Fund               27,239.92
--------------------------------------- --------------------------
--------------------------------------- --------------------------
Nationwide Small Cap Leaders Fund            326,997.73
--------------------------------------- --------------------------
--------------------------------------- --------------------------
Nationwide Value Opportunities Fund          69,014.66
--------------------------------------- --------------------------
--------------------------------------- --------------------------
NorthPointe Small Cap Growth Fund            834,258.00
--------------------------------------- --------------------------
--------------------------------------- --------------------------
NorthPointe Small Cap Value Fund             276,945.25
--------------------------------------- --------------------------

                                    EXHIBIT D

     As of October 1, 2007,  each Fund had issued and  outstanding the shares in the amount set forth in the table attached below.

--------------------------------------------- ------------------------------
                            Fund                Number of Shares Outstanding
--------------------------------------------- ------------------------------
Nationwide Large Cap Value Fund
          Class A                                             2,169,124.529
          Class B                                               119,327.058
          Class C                                               565,883.743
          Class R                                                11,863.968
          Institutional Service Class                                     0
          Total                                               2,866,199.298
--------------------------------------------- ------------------------------
--------------------------------------------- ------------------------------
Nationwide Micro Cap Equity Fund
          Class A                                             1,608,063.306
          Class B                                               280,859.181
          Class C                                             1,176,238.384
          Class R                                                    83.678
          Institutional Class                                   828,530.808
          Institutional Service Class                            18,423.875
          Total                                               3,912,199.232
--------------------------------------------- ------------------------------
--------------------------------------------- ------------------------------
Nationwide Mid Cap Growth Fund
          Class A                                               109,094.298
          Class B                                                13,960.532
          Class C                                                27,675.745
          Class R                                                    153.03
          Institutional Class                                   279,868.096
          Institutional Service Class                                     0
          Total                                                 430,751.701
--------------------------------------------- ------------------------------
--------------------------------------------- ------------------------------
Nationwide Small Cap Leaders Fund
          Class A                                             2,008,137.771
          Class B                                              192,648.018
          Class C                                             1,649,315.121
          Class R                                                41,776.651
          Institutional Class                                   326,197.195
          Institutional Service Class                            80,403.785
          Total                                               4,298,478.541
--------------------------------------------- ------------------------------
--------------------------------------------- ------------------------------
Nationwide Value Opportunities Fund
          Class A                                               787,539.057
          Class B                                               165,796.561
          Class C                                                47,884.612
          Class R                                                   103.509
          Institutional Class                                        97.713
          Institutional Service Class                                     0
          Total                                               1,001,421.452
--------------------------------------------- ------------------------------
--------------------------------------------- ------------------------------
NorthPointe Small Cap Growth Fund
          Class A                                                   139.287
          Class B                                                   118.639
          Class C                                                   118.639
          Class R                                               416,788.592
          Institutional Class                                 8,601,327.025
          Institutional Service Class                               118.286
          Total                                               9,018,610.468
--------------------------------------------- ------------------------------
--------------------------------------------- ------------------------------
NorthPointe Small Cap Value Fund
          Institutional Class                                  2,904,267.24
          Total                                                2,904,267.24
--------------------------------------------- ------------------------------

                                    EXHIBIT E

     As of October 1, 2007, to the Trust's knowledge,  no person,  except as set forth in the table below,  had or shared  voting or  investment  power over more than 5% of the outstanding shares of any class (collectively, the "shares") of a
Fund:

------------------------------------------------ ----------------------- ----------------------
             Name and Address of Shareholder       Number of Shares          Percentage of
                                                  Beneficially Owned         the class Held
                                                                            by the Shareholder

------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
Nationwide Mid Cap Growth Fund Class A
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                         35,440.928                 32.49%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
ROBERT D GLISE                                                12,228.705                 11.21%
ROLLOVER IRA
9245 KELLY LAKE DR
CLARKSTON MI 48348
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
CHRISTIAN G GRIECO                                             6,583.458                  6.03%
ROLLOVER IRA
31 MCMILLEN PL
DELMAR NY 12054
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
A G EDWARDS SONS C F                                             118.388                 85.00%
DAVID B NELSON
IRA ACCOUNT
4 GAMMA AVE
OLD LYME CT 06371-1207
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
RANDAL T BENZSCHAWEL                                              20.899                 15.00%
TOD
603 S ADAMS ST
THORP WI 54771-9105
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
Nationwide Small Cap Leaders Fund
Class A
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                        925,661.672                 46.10%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
LINSCO/PRIVATE LEDGER CORP.                                  239,702.043                 11.94%
1066 EAST MONTAGUE AVE
NORTH CHARLESTON SC 29405
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
MORGAN KEEGAN & COMPANY, INC.                                213,637.134                 10.64%
MORGAN KEEGAN TOWER 18TH FLOOR
50 FRONT STREET
MEMPHIS TN 38103
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
PERSHING LLC                                                 120,801.443                  6.02%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
GPC SECURITIES, INC.                                         110,961.205                  5.53%
1201 PEACHTREE STREET
22ND FLOOR
ATLANTA GA 30361
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
Nationwide Large Cap Value Fund
Class C
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                        392,196.056                 69.31%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
NATIONAL FINANCIAL SERVICES LLC                              118,051.595                 20.86%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
Nationwide Value Opportunities Fund
Class C
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                         19,461.455                 40.64%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
FIRST CLEARING, LLC                                           12,955.203                 27.06%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
Nationwide Mid Cap Growth Fund
Class B
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
NATIONAL FINANCIAL SERVICES LLC                                4,997.168                 35.79%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
WILLIAM A MOORE                                                1,450.337                 10.39%
PO BOX 49
POLK CITY IA 50226
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                          1,357.135                  9.72%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
BRADLEY K HENRY                                                  842.673                  6.04%
ROTH IRA
526 JEFFERSON LN
GEORGETOWN TX 78626
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
MELISSA P ARTHUR                                                 770.585                  5.52%
ROLLOVER IRA
2191 RIVER RD
SOUTH BOSTON VA 24592
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
NorthPointe Small Cap Growth Fund
Class B
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
NWD INVESTMENTS                                                  118.639                100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
Nationwide Small Cap Leaders Fund
Class B
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                        139,106.781                 72.21%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
FIRST CLEARING, LLC                                           24,072.621                 12.50%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
Nationwide Mid Cap Growth Fund
Class C
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                         20,375.216                 73.62%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
PERSHING LLC                                                   1,852.679                  6.69%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
UBS FINANCIAL SERVICES INC.                                    1,736.727                  6.28%
1000 HARBOR BLVD
8TH FL, COMPLIANCE DEPARTMENT
WEEHAWKEN NJ 07086
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
A G EDWARDS SONS C F                                           1,632.004                  5.90%
DAVID B NELSON
IRA ACCOUNT
4 GAMMA AVE
OLD LYME CT 06371-1207
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
ANTHONY J BLACK                                                1,418.816                  5.13%
ROLLOVER IRA
146 WINTERWOOD LN
EASLEY SC 29642-8172
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
NorthPointe Small Cap Growth Fund
Class C
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
NWD INVESTMENTS                                                  118.639                100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
Nationwide Small Cap Leaders Fund
Class C
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                         969,751.677                 58.80%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
MORGAN KEEGAN & COMPANY, INC.                                220,812.429                 13.39%
MORGAN KEEGAN TOWER 18TH FLOOR
50 FRONT STREET
MEMPHIS TN 38103
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
Nationwide Value Opportunities Fund
Institutional Class
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
NWD INVESTMENTS                                                   97.713                100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
Nationwide Mid Cap Growth Fund
Institutional Class
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                          120,456.531                 43.04%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
NATIONWIDE AM MODERATE                                        94,242.425                 33.67%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
NATIONWIDE AM MODERATE GROWTH                                 65,169.138                 23.29%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
NorthPointe Small Cap Growth Fund
Institutional Class
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                        4,032,176.992                 46.88%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220

------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
USAA INVESTMENT MANAGEMENT COMPANY                         1,024,513.990                 11.91%
9800 FREDERICKSBURG ROAD
SAN ANTONIO TX 78288
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
USAA INVESTMENT MANAGEMENT COMPANY                           819,688.056                  9.53%
9800 FREDERICKSBURG ROAD
SAN ANTONIO TX 78288
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
SEI PRIVATE TRUST CO                                         474,115.811                  5.51%
ID 701
ONE FREEDOM VALLEY DR
OAKS PA 19456
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
Nationwide Small Cap Leaders Fund
Institutional Class
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
NWD INVESTMENTS                                              326,049.733                 99.95%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
NorthPointe Small Cap Value Fund
Institutional Class
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
HUDSON- WEBBER FOUNDATION                                    854,392.773                 29.42%
ATTN LESLIE MALCOLMSON
333 W FORT ST STE 1310
DETROIT MI 48226
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
CAPINCO                                                      387,610.760                 13.35%
PO BOX 1787
C/O US BANK
MILWAUKEE WI 53201
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
GARRETT EVANGELICAL THEOLOGICAL SEMINARY                     328,957.413                 11.33%
2121 SHERIDAN RD
EVANSTON IL 60201
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
STRAFE & CO                                                  303,270.704                 10.44%
PARK TUDOR TR
PO BOX 160
WESTERVILLE OH 43086
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
US BANK                                                      265,589.975                  9.14%
SW BANK OF TEXAS
PO BOX 1787
MILWAUKEE WI 53201
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
E*TRADE CLEARING LLC                                         199,795.607                  6.88%
135 E. 57TH STREET
NEW YORK NY 10022
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
COMERICA BANK                                                191,397.218                  6.59%
JACKSON COUNTY COMMUNITY FOUNDATION
411 W LAFAYETTE MC 3446
DETROIT MI 48275-3446
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
NATIONAL CITY BANK TTEE FOR THE CITY OF                      182,281.526                  6.28%
LINCOLN PARK POLICEMEN'S & FIREMEN'S
RETIREMENT SYSTEM
PO BOX 94984
ATTN TRUST MUTUAL FDS/56M14265009
CLEVELAND OH 44101
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
SHELDON & CO                                                 153,112.583                  5.27%
C/O NATIONAL CITY
PO BOX 94984 4100 W 150TH ST
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
Nationwide Micro Cap Equity Fund
Class A
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                        799,322.415                 49.71%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
CHARLES SCHWAB & CO., INC.                                    86,066.499                  5.35%
101 MONTGOMERY STREET
MS:SF101MONT-22-241
SAN FRANCISCO CA 94104
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
A G EDWARDS SONS C F                                          83,462.082                  5.19%
DAVID B NELSON
IRA ACCOUNT
4 GAMMA AVE
OLD LYME CT 06371-1207
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
Nationwide Micro Cap Equity Fund
Class B
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                        150,610.072                 53.62%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
FIRST CLEARING, LLC                                           30,409.689                 10.83%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
PERSHING LLC                                                  16,410.300                  5.84%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
Nationwide Micro Cap Equity Fund
Class C
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                        760,215.961                 64.63%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
A G EDWARDS SONS C F                                         100,062.551                  8.51%
DAVID B NELSON
IRA ACCOUNT
4 GAMMA AVE
OLD LYME CT 06371-1207
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
FIRST CLEARING, LLC                                           98,143.467                  8.34%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
Nationwide Micro Cap Equity Fund
Institutional Service
Class
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
HERSHEY TRUST COMPANY                                         14,745.635                 80.04%
100 MANSION RD EAST
HERSHEY PA 17033-0445
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
MITRA CO FBO 98                                                3,605.327                 19.57%
C O MARSHALL ILSLEY TRUST CO NA
11270 WEST PARK PLACE
ATTN MUTUAL FUNDS
SUITE 400 - PPW - 08 WM
MILWAUKEE WI 53224
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
Nationwide Micro Cap Equity Fund
 Institutional Class
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
NATIONWIDE AM SPECIALTY                                      524,527.204                 63.31%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
ICMA-RC SERVICES, LLC                                        276,478.901                 33.37%
777 NORTH CAPITOL STREET NE
WASHINGTON DC 20002
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
NorthPointe Small Cap Growth Fund
Institutional Service
Class
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
NWD INVESTMENTS                                                  118.286                100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
Nationwide Small Cap Leaders Fund
 Institutional Service
Class
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
CHARLES SCHWAB & CO., INC.                                    54,058.984                 67.23%
101 MONTGOMERY STREET
MS:SF101MONT-22-241
SAN FRANCISCO CA 94104
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
NATIONAL FINANCIAL SERVICES LLC                               24,353.570                 30.29%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
Nationwide Value Opportunities Fund
Class R
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
NWD INVESTMENTS                                                  103.509                100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
Nationwide Large Cap Value Fund
Class R
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
COUNSEL TRUST DBA MID ATLANTIC                                10,518.273                 88.66%
TRUST COMPANY FBO
THOMAS DEAN HOSKINS INC 1997
1251 WATERFRONT PLACE SUITE 525
PITTSBURGH PA 15222-4228
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
MG TRUST COMPANY CUST FBO                                      1,219.589                 10.28%
THE SPIEKER COMPANY 401 K PLAN
700 17TH STREET
SUITE 300
DENVER CO 80202
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
Nationwide Micro Cap Equity Fund
Class R
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
NATIONWIDE INVESTMENT SERVICES CORP.                             8 3.678                100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
Nationwide Mid Cap Growth Fund
Class R
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
NWD INVESTMENTS                                                   92.426                 60.40%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                             60.604                 39.60%
OMNIBUS ACCOUNTS
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
NorthPointe Small Cap Growth Fund
 Class R
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
WACHOVIA BANK N.A.                                           416,670.108                 99.97%
1525 WEST W.T. HARRIS BLVD
CHARLOTTE NC 28262-1151
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
Nationwide Small Cap Leaders Fund
Class R
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                         40,868.353                 97.83%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
Nationwide Value Opportunities Fund
Class A
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
NATIONWIDE INVESTMENT SERVICES CORP.                         173,913.730                 22.08%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
PERSHING LLC                                                 172,453.075                 21.90%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
NATIONWIDE INVESTMENT SERVICES CORP.                          60,574.221                  7.69%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
Nationwide Value Opportunities Fund
Class B
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
PERSHING LLC                                                  27,368.606                 16.51%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
FIRST CLEARING, LLC                                            9,771.019                  5.89%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
Nationwide Large Cap Value Fund
Class A
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
NATIONWIDE INVESTMENT SERVICES CORP.                       1,026,448.953                 47.32%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                        335,653.968                 15.47%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
PERSHING LLC                                                 312,016.871                 14.38%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
NATIONWIDE INVESTMENT SERVICES CORP.                         188,412.207                  8.69%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
Nationwide Large Cap Value Fund
Class B
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                         31,928.413                 26.76%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------ ----------------------- ----------------------
------------------------------------------------ ----------------------- ----------------------
A G EDWARDS SONS C F                                           7,545.577                  6.32%
DAVID B NELSON
IRA ACCOUNT
4 GAMMA AVE
OLD LYME CT 06371-1207
------------------------------------------------ ----------------------- ----------------------